Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

Total income tax expense for the years ended December 31 is allocated as follows:

	December 31,
	2013	2012
Current	$18,000	$32,921
Deferred	(13,229,355)	(6,289,888)
Valuation allowance	13,229,355	6,289,888

Provision for income taxes	$18,000	$32,921

A reconciliation of the difference between the statutory federal income tax rate and the effective income tax rate for the years ended December 31 is as follows:

	December 31,
	2013	2012
Income tax benefit at statutory federal rate	35.00%	34.00%
Permanent differences	(1.20)	(0.61)
Return-to-provision—R&D Credit	2.61	1.91
R&D Credit—current year	3.72	—
Reserve for uncertain tax positions	(6.53)	—
Change in effective state tax rates	6.58	—
State income tax expense	10.12	4.34
Change in valuation allowance	(50.37)	(39.84)

Provision for income taxes	(0.07)%	(0.20)%

Deferred income taxes reflect the net tax effect of temporary differences that exist between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. As of December 31, 2013, the Company had $49.3 million of federal net operating loss carryforwards, which expire at various dates through 2034. The gross amount of the state net operating loss carryforwards is equal to or less than the federal net operating loss carryforwards and expires over various periods based on individual state tax law. In general, businesses with U.S. net operating losses (“NOLs”) are considered loss corporations for U.S. federal income tax purposes. Pursuant to Section 382 of the Code, loss corporations that undergo an ownership change, as defined under the Code, may be subject to an annual limitation on the amount of NOLs (and certain other tax attributes) available to offset taxable income earned after such ownership change. The Company has not performed an analysis to determine if it has triggered any ownership changes pursuant to the rules prescribed under U.S. tax law accordingly the use of the Company’s net operating loss carryforwards may be restricted due to changes in Company ownership.

At December 31, 2013, the Company had $0.2 million in excess tax benefits related to stock-based compensation deductions, the benefit of which will be recorded to additional paid-in-capital once the benefit is realized through a reduction of income taxes payable.

The following summarizes the significant components of the Company’s deferred tax assets and liabilities as of December 31, 2013 and 2012, respectively:

	December 31,
	2013	2012
Deferred tax assets:
Net operating loss carryforwards	$22,346,862	$8,329,939
Accrued expenses	—	215,865
Accrued employee benefits	377,049	282,268
Capitalized research and development costs	31,891	27,516
Research and development credit	1,874,939	1,928,714
Nonqualified stock options	53,686	—
Deferred revenue	—	643,669

Deferred tax liabilities:
Depreciation	102,916	130,017

Net deferred tax asset	24,787,343	11,557,988
Valuation allowance	(24,787,343)	(11,557,988)

Net deferred tax asset	$—	$—

Based upon the Company’s historical operating performance and the reported cumulative net losses to date, the Company presently does not have sufficient objective evidence to support the recovery of its net deferred tax assets. Accordingly, the Company has established a valuation allowance against its net deferred tax assets for financial reporting purposes because it is not more likely than not that these deferred tax assets will be realized.

The following summarizes the significant components of gross unrecognized tax benefits as of December 31, 2013 and 2012, respectively:

	December 31,
	2013	2012
Balance at January1,	$—	$—
Current Year Uncertain Tax Positions:
Gross Increases	6,649	—
Prior Year Uncertain Tax Positions:
Gross Increases	1,709,255	—

Balance at December 31,	$1,715,904	$—